UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

October 24, 2013

Date of Report (date of earliest event reported)

Cubic Corporation

(Exact name of registrant as specified in its charter)

Delaware (State of incorporation or organization)	001-08931 (Commission File No.)	95-1678055 (I.R.S. Employer Identification No.)

9333 Balboa Avenue San Diego, California (Address of principal executive offices)	92123 (Zip Code)

Registrant’s telephone number, including area code: (858) 277-6780

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14-d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐  Pre-commencement communications pursuant to Rule 13-e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 2.02 Results of Operations and Financial Condition.

On October 24, 2013, Cubic Corporation (“Cubic”) announced that, based on its preliminary review of its financial results, Cubic would be below analysts’ consensus expectations on revenues and earnings per share for Cubic’s fourth quarter ended September 30, 2013.

The preliminary review discussed above is subject to the completion of financial closing procedures and other developments that may arise between now and the time the financial results for the fourth quarter are finalized, as well as the completion of the audit of Cubic’s 2013 fiscal year.  Therefore, actual results may differ materially from this preliminary view.  In addition, the above preliminary review does not present all information necessary for an understanding of Cubic’s financial condition as of September 30, 2013.

Item 7.01 Regulation FD Disclosure.

The information in Item 2.02 above is incorporated by reference into this Item 7.01.

***

In accordance with General Instruction B.2. of Form 8-K, the information in Items 2.02 and 7.01 in this report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or the Exchange Act, or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Act, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Cubic cautions you that statements included in this report that are not a description of historical facts are forward-looking statements. These statements are based on Cubic’s current beliefs and expectations. These forward-looking statements include statements regarding preliminary financial results for the fourth quarter ended September 30, 2013. The inclusion of forward-looking statements should not be regarded as a representation by Cubic that actual financial results will not materially differ from its preliminary review. Actual results may differ from those set forth in this report due to the risks and uncertainties inherent in Cubic’s business, including, without limitation, risks related to changes in estimated financial amounts based on the completion of financial closing procedures for the fourth quarter ended September 30, 2013 and the audit of Cubic’s financial statements and other risks described in Cubic’s filings with the Securities and Exchange Commission. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof, and Cubic undertakes no obligation to revise or update this report to reflect events or circumstances after the date hereof, except as required by law. All forward-looking statements are qualified in their entirety by this cautionary statement. This caution is made under the safe harbor provisions of Section 21E of the Private Securities Litigation Reform Act of 1995.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 24, 2013	CUBIC CORPORATION

	By:	/s/ James R. Edwards
	Name:	James R. Edwards
	Title:	Senior Vice President,
General Counsel & Secretary